Ariel Investment Trust

Ariel Fund

(Investor Class ARGFX, Institutional Class ARAIX)

Supplement dated April 17, 2025, to the Prospectus and Statement of Additional Information of

Ariel Investment Trust, each dated February 1, 2025, as amended or supplemented thereafter

After 35 years with Ariel Investments, effective May 1, 2025, John P. Miller is retiring from his role as portfolio manager for the Ariel Fund. Accordingly, effective as of May 1, 2025, all references and disclosures regarding Mr. Miller are deleted.

Please retain this Supplement for future reference.